EARNINGS PER SHARE	12 Months Ended
May 31, 2011
Earnings Per Share Reconciliation Abstract
Earnings Per Share Text Block

NOTE J — EARNINGS PER SHARE

The following table sets forth the reconciliation of the numerator and denominator of basic and diluted earnings per share, as calculated using the two-class method, for the year ended May 31, 2011, 2010 and 2009:

Year Ended May 31,	2011	2010	2009
(In thousands, except per share amounts)
Numerator for earnings per share:
Net income attributable to RPM International Inc. stockholders	$189,058	$180,037	$119,616
Less: Allocation of earnings and dividends to participating
securities	(3,067)	(2,180)	(1,664)

Net income available to common shareholders - basic	185,991	177,857	117,952
Add: Undistributed earnings reallocated to unvested shareholders	7	6	2
Add: Income effect of contingently issuable shares			280
Net income available to common shareholders - diluted	$185,998	$177,863	$118,234

Denominator for basic and diluted earnings per share:
Basic weighted average common shares	127,403	127,047	126,373
Average diluted options	663	684	474
Net issuable common share equivalents			842

Total shares for diluted earnings per share	128,066	127,731	127,689

Earnings Per Share of Common Stock Attributable to
RPM International Inc. Stockholders:
Basic Earnings Per Share of Common Stock	$1.46	$1.40	$0.93
Diluted Earnings Per Share of Common Stock	$1.45	$1.39	$0.93

For the years ended May 31, 2011, 2010 and 2009, approximately 2,157,000, 1,905,000, and 1,652,000 shares of stock, respectively, granted under stock-based compensation plans were excluded from the calculation of diluted EPS, as the effect would have been anti-dilutive.